                                                               Exhibit (a)(1)(C)


                              NOTICE OF WITHDRAWAL
                                OF SURRENDER OF
                       WESTERN DIGITAL TECHNOLOGIES, INC.
                            ZERO COUPON CONVERTIBLE
                        SUBORDINATED DEBENTURES DUE 2018

                     CUSIP NUMBERS: 958102AF2 AND 958102AH8

                         PURSUANT TO THE COMPANY NOTICE
                             DATED JANUARY 17, 2003


THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 18, 2003. REGISTERED HOLDERS OF DEBENTURES MUST SURRENDER THEIR DEBENTURES ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 18, 2003 IN ORDER TO RECEIVE THE PURCHASE PRICE. DEBENTURES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN IF THE REGISTERED HOLDER SUBMITS AND THE PAYING AGENT RECEIVES THIS COMPLETED AND SIGNED NOTICE OF WITHDRAWAL NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 18, 2003.

               THIS NOTICE OF WITHDRAWAL SHOULD BE DELIVERED TO:

                                U.S. BANK, N.A.
                           CORPORATE TRUST DEPARTMENT

                              633 WEST 5TH STREET
                                   12TH FLOOR
                         LOS ANGELES, CALIFORNIA 90071

                                  BY FACSIMILE:
                                 (213) 362-7357

                             CONFIRM BY TELEPHONE:
                                 (213) 362-7345

      DELIVERY OF THIS NOTICE OF WITHDRAWAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. HOLDERS THAT SURRENDER THROUGH DTC NEED NOT SUBMIT A PHYSICAL NOTICE OF WITHDRAWAL TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

      All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company Notice dated January 17, 2003, and the accompanying Purchase Notice (the "Company Notice") of Western Digital Technologies, Inc., a Delaware corporation (the "Company") relating to the purchase by the Company, at the option of the holder thereof, of the Company's Zero Coupon Convertible Subordinated Debentures due 2018 (the "Debentures") for $459.64 per $1,000 principal amount at maturity of the Debentures, subject to the terms and conditions of the Indenture and the Option.

      This Notice of Withdrawal is to be completed by registered holders of Debentures desiring to withdraw Debentures surrendered pursuant to the Company Notice if (1) Debentures have been previously surrendered for purchase to the Paying Agent, (2) delivery of such Debentures has been previously made by book-entry transfer to the Paying Agent's account at Depository Trust Company ("DTC") pursuant to the book-entry transfer procedures described under the caption "Procedures to be Followed by Holders Electing to Surrender Debentures for Purchase" in the Company Notice, or (3) a Notice of Guaranteed Delivery has been previously delivered to the Paying Agent with respect to such Debentures pursuant to the guaranteed delivery procedures described under the caption "Procedures to be Followed by Holders Electing to Surrender Debentures for Purchase - Notice of Guaranteed Delivery" in the Company Notice. The signature on this Notice of Withdrawal must be guaranteed by an Eligible Institution unless the Debentures to be withdrawn have been surrendered for the account of an Eligible Institution.

Ladies and Gentlemen:

      The undersigned hereby withdraws the undersigned's surrender to the Company for purchase of the Debentures described below, which Debentures were previously surrendered for purchase pursuant to the terms of the Company Notice.

      The undersigned understands that the withdrawal of previously surrendered Debentures effected by this Notice of Withdrawal may not be rescinded and that such Debentures will no longer be deemed to be validly surrendered for purchase for purposes of the undersigned's Purchase Notice. Such withdrawn Debentures may be resurrendered for purchase only by following the procedures for surrendering set forth in the Company Notice and in the accompanying Purchase Notice.

                              *        *         *

                    DESCRIPTION OF DEBENTURES BEING WITHDRAWN

Name(s) and Address(es) of Registered Holder(s)
(Please fill in exactly as name(s) appear(s) on                      Debentures Being Withdrawn
                Debentures)(1)                              (Attach additional signed list, if necessary)
-----------------------------------------------------------------------------------------------------------------
                                                   Debenture  Certificate   Principal Amount    Principal Amount
                                                        Number(s)(2)         Represented by    Being Withdrawn(3)
                                                                              Debentures(2)
                                                   --------------------------------------------------------------

                                                   --------------------------------------------------------------

                                                   --------------------------------------------------------------

                                                   --------------------------------------------------------------
                                                    Total Amount Being
                                                         Withdrawn
-----------------------------------------------------------------------------------------------------------------

(1) Must correspond exactly to the name(s) that appear(s) on the certificate(s) for the Debentures and the Paying Agent's record of registered holders or, if surrendered by a DTC participant, exactly as such participant's name(s) and address(es) appear(s) on the security position listing of DTC.

(2) Need not be completed if Debentures were surrendered by book-entry transfer.

(3) Unless otherwise specified, the entire aggregate principal amount evidenced by such Debentures will be deemed to have been withdrawn.


                               METHOD OF DELIVERY

[ ]   CHECK HERE IF DEBENTURES WERE PHYSICALLY DELIVERED TO THE PAYING AGENT.

[ ] CHECK HERE IF DEBENTURES WERE DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE PAYING AGENT WITH DTC AND COMPLETE THE
      FOLLOWING:

         Name of Surrendering Institution:
                                           -------------------------------------
         Address:
                  --------------------------------------------------------------
         Telephone:
                    ------------------------------------------------------------
         Facsimile:
                    ------------------------------------------------------------
         Contact Person:
                         -------------------------------------------------------
         Date Surrendered:
                           -----------------------------------------------------
         DTC Account Number:
                             ---------------------------------------------------
         Transaction Code Number:
                                  ----------------------------------------------

[ ] CHECK HERE IF DEBENTURES WERE DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE PAYING AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Owner(s):
                                      ------------------------------------------
         Window Ticket Number (if any):
                                        ----------------------------------------
         Date of Execution of Notice of Guaranteed Delivery:
                                                             -------------------
         Name of Eligible Institution that Guaranteed Delivery:
                                                                ----------------
         Account Number:
                         -------------------------------------------------------
         Transaction Code Number:
                                  ----------------------------------------------

                                   SIGN HERE
   (TO BE COMPLETED BY ALL REGISTERED HOLDERS OF DEBENTURES BEING WITHDRAWN)

Must be signed by the registered holder(s) of Debentures exactly as their name(s) appear(s) on the Debentures or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Withdrawal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent, or other person acting in a fiduciary or representative capacity, please set forth the signer's full title.

--------------------------------------------------------------------------------
         (Signature(s) of Registered Holder(s) or Authorized Signatory)

Dated:              , 2003
       -------------

Name(s):
         -----------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                       ---------------------------------------------------------

Address(es):
             -------------------------------------------------------------------
                               (Include Zip Code)

Area Code(s) and Telephone Number(s):
                                      ------------------------------------------


                           GUARANTEE OF SIGNATURE(S)
                       (THIS GUARANTEE MUST BE COMPLETED)

Authorized Signature:
                      ----------------------------------------------------------

Name:
      --------------------------------------------------------------------------

Title:
       -------------------------------------------------------------------------

Name of Eligible Institution:
                              --------------------------------------------------

Address:
         -----------------------------------------------------------------------

Area Code and Telephone Number:
                                ------------------------------------------------

Dated:              , 2003
       -------------



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